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                                                                   EXHIBIT 10.17

                   NON-COMPETE AND NON-SOLICITATION AGREEMENT
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     THIS NON-COMPETE AND NON-SOLICITATION AGREEMENT ("AGREEMENT") is by and
                                                       ---------
between Digital Certificates International, Inc., a Delaware corporation (the "COMPANY") and RSA Data Security, Inc., a Delaware corporation ("SELLER") and is
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dated this 18th day of April, 1995.


                                R E C I T A L S


     A.   The terms used in these Recitals have the definitions set forth in
Section 2.

     B. Pursuant to an Assignment Agreement, Seller has agreed with the Company that on the date hereof the Company shall purchase from Seller all the Seller's assets including the goodwill relating to Seller's Certificate Business.

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration for the consideration paid pursuant to and covenants contained in the Assignment Agreement and for the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                               A G R E E M E N T

     2.   DEFINITIONS.
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          1.1  "AFFILIATED OR AFFILIATION" means the condition of being
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employed by and under the direct supervision of an Organization.

          1.2  "ASSIGNMENT AGREEMENT" means that certain Assignment Agreement
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dated April 18, 1995 between the Company and the Seller whereby the Seller transferred the Certificate Business to the Company.

          1.3  "CERTIFICATE" means a string (in electronic or printed form)
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generated by a Certification Authority consisting, without limitation, of the originator's public key (a publicly-available mathematical key) and information about the owner of the public key, encrypted with a private key (a privately held mathematical key corresponding to the public key), to identify the owner of the private key and verify the integrity of the electronic data.

          1.4  "CERTIFICATE BUSINESS" means the sale of Certificates by a
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Certification Authority acting in its capacity as a Certification Authority, or the creation and maintenance of Certificate Revocation Lists (CRLs) other than CRLs for an Organization acting as a Certification Authority for its own and its majority owned subsidiaries internal purposes.

          1.5  "CERTIFICATE REVOCATION LIST ("CRL")" means an electronic list
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of revoked, invalid or terminated Certificate serial numbers and related information which is Signed using a Digital Signature by a Certification Authority.
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          1.6  "CERTIFICATION AUTHORITY" means an entity trusted by one or more
                -----------------------
Users to create and Sign Certificates.

          1.7  "CONFLICTING ORGANIZATION" means any person or organization or
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any person or organization controlled by, controlling or under common control, with such person or organization, who or which is engaged in, or is about to become engaged in the Certificate Business.

          1.8  "DIGITAL SIGNATURE" means a One-Way Hash computed on a message or
                -----------------
Certificate and encrypted using the private key of the originator of the message or the issuer of the Certificate.

          1.9  "ONE-WAY HASH" means an easy to compute function from a large
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domain into a smaller domain such that it is computationally infeasible to find any two elements of the larger domain that map to the same element of the smaller domain.

          1.10 "ORGANIZATION" means the entity with which a User is Affiliated.
                ------------

          1.11 "SIGN" means to apply a Digital Signature to a message or
                ----
Certificate.

          1.12 "USER" means a functional object (e.g., an individual, or a
                ----                             ----
role/office) in a message handling environment that engages in message handling and that is a potential source or destination for messages.

     2.   NON-COMPETITION.
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          1.13 NON-COMPETE AGREEMENT.  Seller agrees that it will not at any
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time within the five (5) year period commencing with the date of this Agreement:
(i) directly or indirectly engage in or prepare to engage in, or have any ownership interest in any Conflicting Organization (whether as a security holder, partner, joint venturer, member of a limited liability company or otherwise) that engages in, or is preparing to engage in, the Certificate Business in any county or city in the United States of America or country in the World; or (ii) insert in RSA's products presently known as BSAFE and TIPEM and successor products with similar functionality for existing and new digital signature systems and encryption algorithms any root key of any Conflicting Organization. This Section 2.1 shall not prohibit holding of less than 5% of the issued and outstanding securities of entities with a class of securities registered under the Securities Exchange Act of 1934.

          1.14 CONSTRUCTION.  The parties intend that the covenant contained in
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Section 1.13 shall be construed as a series of separate covenants, one for each county and city. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraph. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants included in this paragraph, then the unenforceable covenant shall be deemed eliminated (or modified as set forth below) from these provisions for the purpose of those proceedings to the
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extent necessary to permit the remaining separate covenants to be enforced. If a court determines that any covenant is unenforceable because it is unconscionable or for any other reason, then the court may modify such covenant to make it enforceable.

          1.15 INJUNCTIVE RELIEF.  The remedy at law for breach of this non-
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compete agreement being inadequate, the Seller understands, acknowledges and agrees that the Company shall be entitled, in addition to such other remedies they may have, to temporary and permanent injunctive relief for any breach or threatened breach of this non-compete agreement without proof of any actual damages that have been or may be caused to them by such breach.

          1.16 ADDITIONAL COVENANTS.  RSA agrees during the five years
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commencing with the date hereof as follows:

               1.16.1 It shall not provide consulting services to any Conflicting Organization which services are in connection with the creation of any product RSA has actual knowledge is designed to permit the Conflicting Organization to compete in the Certificate Business against the Company's Commercial Hierarchy or Secure Server Hierarchy as assigned to the Company pursuant to Exhibit A to the Assignment.

               1.16.2 RSA agrees that it shall not provide consulting services to Microsoft Corporation if it is aware that such consulting services are in connection with any product or service to be provided by Microsoft in connection with a Certificate Business. The
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provisions of this Section 2.4.2 can be waived upon the written consent of the
Company's Board of Directors.

          1.17 ACTIVITIES NOT PROHIBITED.  The activities prohibited by Section
               -------------------------
2.1 shall not include:

               1.17.1 Licensing and sale of RSA's products presently known as BSAFE and TIPEM and successor products with similar functionality for existing and new digital signature systems and encryption algorithms.

               1.17.2 Subject to Section 2.4, providing consulting services related to the generation of Certificates, the encryption and decryption of data and digital signatures.

This Section 2.5 is not intended as a restriction or limitation on RSA with respect to any activities not otherwise prohibited by the terms of this Agreement.

     3.   NON-SOLICITATION.  The parties agree that they will not at any time
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within the five (5) year period commencing with the date of this Agreement solicit as an employee or consultant any of the employees of the other party to this Agreement without the prior consent of the President or Chief Executive Officer of the other party. Notwithstanding anything in this Section 3 to the contrary, the parties hereby acknowledge and agree that each party shall not be restricted from hiring any employee of the other party if such employee seeks employment and was not initially solicited or induced
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to leave the employ of the other party by the prospective employing party.

     2.   MISCELLANEOUS.
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          2.1  GOVERNING LAWS.  IT IS THE INTENTION OF THE PARTIES HERETO THAT
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THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A.  (IRRESPECTIVE OF ITS
CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES HEREBY EXCLUDE THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS FROM THIS AGREEMENT. THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE BUSINESS RELATIONSHIP BETWEEN ANY OF THE PARTIES HERETO SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SAN MATEO, CALIFORNIA, U.S.A. Each party hereby agrees that such courts shall have exclusive in
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personam jurisdiction and venue with respect to such party, and each party
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hereby submits to the exclusive in personam jurisdiction and venue of such
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courts.

          2.2  BINDING UPON SUCCESSORS AND ASSIGNS.  Subject to, and unless
               -----------------------------------
otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors,
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executors, heirs, representatives, administrators and assigns of the parties hereto.

          2.3  SEVERABILITY.  If any provision of this Agreement, or the
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application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          2.4  ENTIRE AGREEMENT.  This Agreement, the exhibits hereto, the
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documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          2.5  OTHER REMEDIES.  Any and all remedies herein expressly conferred
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upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such
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party, and the exercise of any one remedy shall not preclude the exercise of any other.

          2.6  AMENDMENT AND WAIVERS.  Any term or provision of this Agreement
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may be amended, and the observance of any term of this Agreement may be waived
(either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

          2.7  NO WAIVER.  The failure of any party to enforce any of the
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provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

          2.8  ATTORNEYS' FEES.
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               2.8.1  Should suit or arbitration be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court or arbitrator (including without limitation, costs, expenses and fees on any appeal). If either party to this Agreement shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys fees incurred in bringing such suit and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such
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action and shall be paid whether or not such action is prosecuted to judgment.
Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment. For the purposes of this section, attorney fees shall include, without limitation, fees incurred in the following: (i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations; (iv) discovery; and (v) bankruptcy litigation.

               2.8.2  In addition to attorneys' fees recoverable pursuant to
Section 4.8.1 above, the prevailing party in any suit or arbitration shall be entitled to recover its reasonable attorneys' fees incurred in enforcing the final judgment or arbitration award. Such right to attorneys' fees pursuant to this Section 4.8.2 is severable from the other provisions of this Agreement, shall survive the initial judgment or award in favor of the prevailing party, and is not to be deemed to be merged into such judgment or award.

          2.9  CONSTRUCTION OF AGREEMENT.  This Agreement has been negotiated by
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the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any Section shall include a reference to every Section the number of which begins with the number of the Sections to which reference is specifically made (e.g., a reference to Section 5.8 shall include a reference to Sections 5.8.1 and 5.8.2.1). The titles and headings herein are for reference purposes only and
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shall not in any manner limit the construction of this Agreement which shall be considered as a whole.

          2.10 FURTHER ASSURANCES.  Each party agrees to cooperate fully with
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the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party, to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

          2.11 TERMINATION.  Either party may terminate this Agreement
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immediately upon notice to the other, if the other party:  becomes insolvent, enters into suspension of payments, moratorium, reorganization or bankruptcy, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any other judicial or administrative proceeding that relates to insolvency or protection of creditors rights. RSA may terminate this Agreement if the Company ceases to be in the Certificate Business and after one hundred eighty (180) days' notice has not reentered the Certificate Business.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                                    SELLER:

                                    RSA DATA SECURITY, INC.

                                    By: /s/ D. James Bidzos
                                       ---------------------------
                                    Its: President


                                    THE COMPANY:

                                    DIGITAL CERTIFICATES
                                     INTERNATIONAL, INC.

                                    By: /s/ David Cowan
                                       ---------------------------
                                    Its: Chairman of the Board